UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 11, 2006
PROLINK HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-25007	65-0656268

(Commission File Number)	(IRS Employer Identification No.)

410 South Benson Lane, Chandler, AZ	85224

(Address of Principal Executive Offices)	(Zip Code)
(480) 961-8800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On October 12, 2006, ProLink Holdings Corp. (the “Company”) closed on the sale of a series of Senior Secured Notes due April 11, 2007, (the “Notes”) in the aggregate amount of $4,500,000 with certain accredited investors (the “Holders”) in reliance upon Section 4(2) the Securities Act of 1933, as amended (the “Securities Act”). The Company accepted the signature pages from the Holders on October 11, 2006. In addition the Holders were granted warrants to purchase 931,038 shares of the common stock of the Company which number represents 30% of the quotient of the face value of the Notes and the closing bid price of the common stock on the date of closing. The Warrants have an exercise price of $1.45 and expire in October 2011. The Notes were sold pursuant to a Securities Purchase Agreement that provides for registration rights for the resale of the shares underlying the warrants and any shares issued to the Holders as interest payments, on such form of registration statement that is appropriate for such purpose. The Company will use the proceeds from the sale of the Notes for working capital and general corporate purposes of its operating subsidiary, ProLink Solutions, LLC.
     The Notes accrue interest at the rate of 12% per annum, payable quarterly in arrears, with the first interest payment commencing on December 31, 2006. Interest may be paid in cash or in shares of common stock of the Company and, under certain circumstances, in the event interest is paid in shares of common stock, the number of shares which may be issued in lieu of such cash payment is determined based on a discount to the market price at such time of payment. The provisions of the Securities Purchase Agreement and Notes contain certain representations and operational covenants that the Company must comply with for as long as the Notes and Warrants are outstanding.
     Payment of the Notes is secured by a senior security interest in all of the Company’s assets including, but not limited to, accounts receivable, inventory, fixed assets, lease residuals and intellectual property pursuant to a Security Agreement.
     On October 12, 2006, the Company issued a press release relating to the issuance of the Notes and Warrants as described in this Item 1.01. This press release is filed herewith as Exhibit 99.1. The information furnished pursuant to such exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     On October 11, 2006, the Company accepted signature pages to a Securities Purchase Agreement, the materials terms of which are described above under Item 1.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	10.1	Securities Purchase Agreement dated as of October 10, 2006

	10.2	Security Agreement dated as of October 10, 2006

	10.3	Form of Note

	10.4	Form of Warrant

	99.1	Press Release dated October 12, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2006	PROLINK HOLDINGS CORP.

	By:	/s/ Lawrence D. Bain
	Name:	Lawrence D. Bain
	Title:	President and Chief Executive
Officer

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